                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 04, 1997

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)


    British Columbia, Canada               0-18429                98-0121376
- --------------------------------   ----------------------    -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


         4126 Norland Avenue, Burnaby, British Columbia      V5G 3S8
- --------------------------------------------------------------------------------
             (Address of principal executive offices)       (zip code)

Registrant's telephone number, including area code      604-299-9321
                                                        ------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                                      Exhibit Index is on page 3
                                                                     Page 1 of 4

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ITEM 5.        OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               Exhibit No.   Description
               -----------   -----------
               Exhibit 99    The Loewen Group Inc. Press Release dated
                             September 4, 1997

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 1997

                                        THE LOEWEN GROUP INC.


                                        By:    /s/ PETER S. HYNDMAN
                                               ---------------------------------
                                        Name:  Peter S. Hyndman
                                        Title: Corporate Secretary


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                                  EXHIBIT INDEX

                                                                 Sequential
Number         Exhibit                                           Page Number
- ------         -------                                           -----------
99             The Loewen Group Inc.                                   4
               Press Release dated September 4, 1997